UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07420

Exact name of registrant as specified in charter:	Delaware Investments® Minnesota
Municipal Income Fund II, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2016

Item 1. Reports to Stockholders

Delaware Investments® Closed-End Municipal Bond Funds Annual report March 31, 2016

The figures in the annual report for Delaware Investments Closed-End Municipal Bond Funds represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Closed-end funds

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment, and funds management services. For more information, including press releases, please visit delawareinvestments.com/closed-end.

Unless otherwise noted, views expressed herein are current as of March 31, 2016, and subject to change for events occurring after such date.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

©2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Investments® Closed-End Municipal Bond Funds

April 12, 2016 (Unaudited)

Economic conditions

For the fiscal year ended March 31, 2016, the U.S. economy continued along its slow but steady growth path. The country’s gross domestic product (GDP) — a widely used measure of economic performance — grew by 2.4% in calendar year 2015, according to the U.S. Commerce Department, matching the prior year’s result. The expansion, partly driven by increased consumer spending, was accompanied by further gains in the national labor market. At the Funds’ fiscal year end, the U.S. jobless rate was 5.0%, down half a percentage point from 12 months earlier. Nevertheless, a weak global economic backdrop coupled with declining corporate profits contributed to the decision of the U.S. Federal Reserve to slow the pace of its widely anticipated interest rate increases. Although the Fed did ultimately raise its benchmark federal funds rate in December 2015 — the first such rate hike in nine years — that increase came months later than investors originally expected. What’s more, the Fed opted to leave rates alone for the rest of the period, citing continued economic uncertainty and a seemingly manageable level of inflation.

Municipal bond market conditions

Against this economic backdrop, the Barclays Municipal Bond Index, a measure of the long-term, investment grade tax-exempt bond market, returned +3.98% for the Funds’ fiscal year. Early on, municipal bonds struggled in an environment of reduced demand coupled with increased supply, as issuers actively sought to refinance outstanding debt prior to the Fed’s expected rate hikes. Beginning in the third quarter of 2015, however, and continuing through much of the rest of the fiscal year, the municipal bond market rallied. It ultimately finished the 12 months in positive territory, as demand picked up and investors concluded, correctly, that the Fed would take its time raising rates.

Overall, credit spreads continued to narrow, meaning that investors finished the 12 months somewhat more willing to accept credit risk in exchange for income. Lower- and below-investment-grade bonds generally outperformed their higher-quality counterparts. Meanwhile, the municipal yield curve flattened, indicating that short-dated bonds saw their yields rise modestly, while intermediate- and longer-maturity issues saw their yields drift downward, while their prices rose accordingly (bond yields and prices move in opposite directions).

Sticking to our strategy

In managing the three Funds, we followed the consistent strategy we regularly use, regardless of market conditions. We apply a bottom-up investment approach — meaning we invest on an issuer-by-issuer basis — to select those securities we believe provide a favorable risk-reward balance for our shareholders.

Because of our confidence in our team’s credit research capabilities, we generally overweight lower-investment-grade bonds, and, when consistent with the Funds’ objectives, we also maintain allocations to bonds rated below investment grade. Many of our lower- and below-investment-grade holdings are longer dated, as we believe they provide better opportunities for us to add long-term value for shareholders.

During the fiscal year, we made relatively few changes to the three Funds’ portfolios. This reflected the fact that many of the Funds’ older bonds were issued during periods of higher interest rates and offered attractive yields, especially compared with newer bonds offering lower coupons. In other words, we were reluctant to exchange existing holdings for more recent bonds with less attractive performance characteristics.

Those relatively few new purchases we did make were primarily funded with the proceeds of bond calls and maturities taking place in each of the Funds’ portfolios. In the rare instances we had capital to invest, in our view we did so in the best available opportunities we could find in each Fund’s investment universe, with many of the new additions consisting of bonds with maturities ranging from 20 to 30 years, representing the portion of the yield curve where we saw good long-term potential. Our new purchases included various lower-rated charter school issues, as we have continued to find increasing numbers of opportunities in this area of the market. We also invested in the healthcare sector, specifically continuing care retirement community (CCRC) bonds, in Delaware Investments Colorado Municipal Income Fund, Inc. and Delaware Investments Minnesota Municipal Income Fund II, Inc.

In Delaware Investments Minnesota Municipal Income Fund II, Inc., we encountered a relatively high number of bond calls. Because of supply patterns in the state, a relatively high percentage of the Fund’s portfolio was originally acquired during a several-year span more than a decade ago, at a time of much higher interest rates. Now, many of the bonds are eligible to be redeemed or called — an attractive situation for borrowers, but a challenging situation for the Fund, as it has left us with a pool of cash requiring reinvestment in a less favorable interest rate environment. Our approach has been to invest in lower-rated Minnesota issues when possible, while also periodically adding highly liquid, highly rated bonds as placeholders as we await future opportunities that may more directly fit our credit- and value-oriented management strategy.

Another strategy we periodically employed in all three Funds, and most often in Delaware Investments Colorado Municipal Income Fund, Inc., was to sell some very short-dated bonds whose performance prospects we found limited and reinvest the proceeds in longer-dated general obligation bonds, whose income characteristics we found more desirable.

(continues)	1

Portfolio management review

Delaware Investments® Closed-End Municipal Bond Funds

Individual performance effects

In Delaware Investments Colorado Municipal Income Fund, Inc., we saw particularly good results from lower-investment-grade hospital bonds of Colorado Health Facilities Authority for Total Long-Term Care and nonrated issues for the Tallyn’s Reach Metropolitan District. These bonds returned more than 12% and 8%, respectively, for the fiscal year, significantly outpacing the return of the benchmark.

In contrast, the Fund’s weakest-performing bonds were generally pre-refunded issues, which were held back by the securities’ very short maturity dates and very high credit quality — both out-of-favor characteristics during the Funds’ fiscal year. Specifically, the Fund’s holdings in bonds for the Adams & Arapahoe Counties Joint School District No. 28J and the Colorado State Board of Governors University Enterprise System produced only slightly positive returns.

In Delaware Investments National Municipal Income Fund, the strongest-performing securities by a wide margin were long-dated tobacco securitization bonds issued in both California and Ohio. This debt, backed by tobacco industry revenues, fared very well; demand for the bonds picked up for these securities in light of perceived improvements in the issuers’ credit quality.

Although most tobacco bonds were exceptional performers over the 12 months, the Fund’s position in Railsplitter (Illinois) Tobacco Settlement Authority bonds managed only a very modest gain, owing to the bonds’ very short call date and investment grade credit rating. Elsewhere, the Fund’s holdings in Gila County (Arizona) Unified School District No. 10 bonds also produced a minimally positive return for the fiscal year.

Delaware Investments Minnesota Municipal Income Fund II, Inc. benefited from positions in Deephaven Charter School bonds for the Eagle Ridge Academy Project and bonds for the Minneapolis National Marrow Donor Program project. Because these securities were pre-refunded during the fiscal year, they received an immediate boost in their prices as their credit quality improved, making their relatively high income stream even more attractive to investors. These bonds gained more than 20% and 9%, respectively, for the fiscal year.

The Fund’s weakest performer was St. Paul Port Authority Revenue corporate-backed industrial development revenue solid-waste bonds for Gerdau Steel, a Brazilian steel company. These lower-investment-grade bonds with a 2037 maturity date struggled because of the twin headwinds of declining steel prices coupled with Brazil’s economic weakness and political turmoil. Although we trimmed the Fund’s allocation to these bonds, commensurate with our assessment of their risk, we remained comfortable maintaining a position in these credits. In fact, demand for the securities increased toward the end of the fiscal year, allowing the bonds to regain a portion of their lost value. To a lesser extent, the Fund also saw subpar results from a position in charter school bonds for Academia Cesar Chavez, as negative investor sentiment weighed on these credits.

Fund basics

Delaware Investments®

Colorado Municipal Income Fund, Inc.

As of March 31, 2016 (Unaudited)

Fund objective

The Fund seeks to provide current income exempt from both regular federal income tax and Colorado state personal income tax, consistent with the preservation of capital.

Total Fund net assets

$76 million

Number of holdings

87

Fund start date

July 29, 1993

CUSIP number

246101109

Delaware Investments

Minnesota Municipal Income Fund II, Inc.

As of March 31, 2016 (Unaudited)

Fund objective

The Fund seeks to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with the preservation of capital.

Total Fund net assets

$173 million

Number of holdings

172

Fund start date

Feb. 26, 1993

CUSIP number

24610V103

Delaware Investments

National Municipal Income Fund

As of March 31, 2016 (Unaudited)

Fund objective

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital.

Total Fund net assets

$68 million

Number of holdings

161

Fund start date

Feb. 26, 1993

CUSIP number

24610T108

Security type / sector / state allocations

As of March 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments®

Colorado Municipal Income Fund, Inc.

Security type / sector	Percentage of net assets

Municipal Bonds*	139.01%
Corporate-Backed Revenue Bonds	4.73%
Education Revenue Bonds	26.74%
Electric Revenue Bonds	3.38%
Healthcare Revenue Bonds	42.25%
Lease Revenue Bonds	5.82%
Local General Obligation Bonds	14.74%
Pre-Refunded/Escrowed to Maturity Bonds	5.74%
Special Tax Revenue Bonds	24.99%
Transportation Revenue Bonds	7.85%
Water & Sewer Revenue Bond	2.77%

Total Value of Securities	139.01%

Liquidation Value of Preferred Stock	(39.59)%

Receivables and Other Assets Net of Liabilities	0.58%

Total Net Assets	100.00%

* As of the date of this report, Delaware Investments Colorado Municipal Income Fund, Inc. held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets

Colorado	136.80%
Guam	1.46%
U.S. Virgin Islands	0.75%

Total Value of Securities	139.01%

Delaware Investments

Minnesota Municipal Income Fund II, Inc.

Security type / sector	Percentage of net assets

Municipal Bonds*	141.35%
Corporate-Backed Revenue Bonds	5.94%
Education Revenue Bonds	19.56%
Electric Revenue Bonds	10.12%
Healthcare Revenue Bonds	33.52%
Housing Revenue Bonds	3.26%
Lease Revenue Bonds	15.01%
Local General Obligation Bonds	8.11%
Pre-Refunded/Escrowed to Maturity Bonds	18.48%
Special Tax Revenue Bonds	5.53%
State General Obligation Bonds	15.30%
Transportation Revenue Bonds	4.46%
Water & Sewer Revenue Bonds	2.06%

Total Value of Securities	141.35%

Liquidation Value of Preferred Stock	(43.32)%

Receivables and Other Assets Net of Liabilities	1.97%

Total Net Assets	100.00%

* As of the date of this report, Delaware Investments Minnesota Municipal Income Fund II, Inc. held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets

Guam	0.57%
Minnesota	140.78%

Total Value of Securities	141.35%

Delaware Investments®

National Municipal Income Fund

Security type / sector	Percentage of net assets
Municipal Bonds*	140.67%
Corporate-Backed Revenue Bonds	12.75%
Education Revenue Bonds	21.41%
Electric Revenue Bonds	4.04%
Healthcare Revenue Bonds	20.64%
Housing Revenue Bond	0.68%
Lease Revenue Bonds	9.19%
Local General Obligation Bonds	2.44%
Pre-Refunded/Escrowed to Maturity Bonds	15.28%
Special Tax Revenue Bonds	21.70%
State General Obligation Bonds	3.62%
Transportation Revenue Bonds	23.40%
Water & Sewer Revenue Bonds	5.52%
Short-Term Investment	1.47%
Total Value of Securities	142.14%
Liquidation Value of Preferred Stock	(44.11)%
Receivables and Other Assets Net of Liabilities	1.97%
Total Net Assets	100.00%

* As of the date of this report, Delaware Investments National Municipal Income Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Alabama	2.26%
Alaska	0.50%
Arizona	10.84%
California	18.91%
Colorado	1.44%
District of Columbia	0.40%
Florida	6.84%
Georgia	4.29%
Guam	2.19%
Hawaii	0.49%
Idaho	1.57%
Illinois	5.83%
Indiana	0.95%
Kansas	0.38%
Louisiana	4.33%
Maine	0.50%
Maryland	3.22%
Massachusetts	1.41%
Michigan	1.67%
Minnesota	5.25%
Mississippi	1.47%
Missouri	4.00%
New Hampshire	0.50%
New Jersey	7.80%
New Mexico	0.80%
New York	17.81%
North Carolina	0.43%
Ohio	2.67%
Oregon	3.82%
Pennsylvania	14.52%
Texas	10.87%
Virginia	0.88%
Washington	1.33%
West Virginia	0.80%
Wisconsin	0.75%
Wyoming	0.42%
Total Value of Securities	142.14%

Schedules of investments

Delaware Investments® Colorado Municipal Income Fund, Inc.

March 31, 2016

	Principal Amount°	Value (U.S. $)

Municipal Bonds – 139.01%

Corporate-Backed Revenue Bonds – 4.73%
Public Authority for Colorado Energy Revenue 6.25% 11/15/28	865,000	$1,113,169
Public Authority of Colorado Energy Natural Gas Revenue Series 2008 6.50% 11/15/38	1,750,000	2,472,750

		3,585,919

Education Revenue Bonds – 26.74%
Colorado Educational & Cultural Facilities Authority Revenue 144A 5.00% 7/1/36 #	500,000	520,250
5.125% 11/1/49	765,000	786,466
144A 5.25% 7/1/46 #	500,000	519,405
(Academy Charter School Project) 5.50% 5/1/36 (SGI)	1,720,000	1,726,089
(Charter School - Atlas Preparatory School) 144A 5.25% 4/1/45 #	700,000	700,994
(Charter School - Community Leadership Academy) 7.45% 8/1/48	500,000	598,250
(Charter School - Peak to Peak Charter) 5.00% 8/15/34	1,000,000	1,132,030
(Improvement - Charter School - University Lab School Building) 144A 5.00% 12/15/45 #	500,000	504,560
(Johnson & Wales University) Series A 5.25% 4/1/37	900,000	1,025,784
(Liberty Charter School) Series A 5.00% 1/15/44	1,000,000	1,093,590
(Littleton Charter School Project) 4.375% 1/15/36 (AGC)	1,200,000	1,207,716
(Skyview Charter School) 144A 5.50% 7/1/49 #	750,000	806,310
(Student Housing - Campus Village Apartments) 5.00% 6/1/23	1,065,000	1,144,875
Colorado School of Mines Series B 5.00% 12/1/42	2,500,000	2,833,900

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Colorado State Board of Governors (University Enterprise System) Series A 5.00% 3/1/39	10,000	$11,001
University of Colorado 5.00% 6/1/31	3,185,000	3,662,718
Series A 5.00% 6/1/33	1,000,000	1,168,790
Western State College 5.00% 5/15/34	750,000	818,325

		20,261,053

Electric Revenue Bonds – 3.38%
Colorado Springs Utilities System Improvement Revenue Series A 5.00% 11/15/45	750,000	880,020
Platte River Power Authority Series HH 5.00% 6/1/28	1,500,000	1,686,180

		2,566,200

Healthcare Revenue Bonds – 42.25%
Aurora Hospital Revenue (Children’s Hospital Association Project) Series A 5.00% 12/1/40	4,000,000	4,379,960
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) Series A 5.00% 7/1/39	750,000	808,395
Series A 5.00% 2/1/41	2,400,000	2,625,120
Series A 5.25% 2/1/33	1,625,000	1,811,907
Series A 5.25% 1/1/45	1,000,000	1,142,750
Series D 6.125% 10/1/28	750,000	835,597
(Christian Living Community Project) 6.375% 1/1/41	615,000	669,809
Series A 5.75% 1/1/37	885,000	895,682
(Covenant Retirement Communities Inc.) 5.00% 12/1/35	1,000,000	1,102,280
Series A 5.75% 12/1/36	1,000,000	1,141,070
(Evangelical Lutheran Good Samaritan Society) 5.00% 6/1/28	1,250,000	1,428,350
5.50% 6/1/33	2,000,000	2,325,100
5.625% 6/1/43	1,000,000	1,167,050

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Colorado Health Facilities Authority Revenue (Healthcare Facilities - American Baptist) 8.00% 8/1/43	500,000	$601,585
(Mental Health Center of Denver Project) Series A 5.75% 2/1/44	1,500,000	1,722,210
(National Jewish Health Project) 5.00% 1/1/27	500,000	529,245
(Sisters of Charity of Leavenworth Health System) Series A 5.00% 1/1/40	4,750,000	5,260,387
Sunny Vista Living Center Series A 6.25% 12/1/50	505,000	522,720
Vail Valley Medical Center Project 5.00% 1/15/35	1,250,000	1,462,387
Denver Health & Hospital Authority Health Care Revenue (Recovery Zone Facilities) 5.625% 12/1/40	750,000	830,107
University of Colorado Hospital Authority Revenue Series A 6.00% 11/15/29	650,000	749,379

		32,011,090

Lease Revenue Bonds – 5.82%
Aurora Certificates of Participation Series A 5.00% 12/1/30	630,000	708,687
Colorado Building Excellent Schools Today Certificates of Participation Series G 5.00% 3/15/32	2,000,000	2,297,800
Pueblo County Certificates of Participation (County Judicial Complex Project) 5.00% 9/15/42 (AGM)	1,250,000	1,401,950

		4,408,437

Local General Obligation Bonds – 14.74%
Adams & Weld Counties School District No 27J Brighton 4.00% 12/1/30	700,000	790,937

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Adams 12 Five Star Schools 5.00% 12/15/25	250,000	$320,497
Arapahoe County School District No. 1 Englewood 4.00% 12/1/31	1,000,000	1,121,320
5.00% 12/1/31	2,935,000	3,430,986
Beacon Point Metropolitan District 5.00% 12/1/30 (AGM)	600,000	708,954
Denver City & County (Better Denver & Zoo) Series A 5.00% 8/1/25	650,000	731,770
Denver International Business Center Metropolitan District No. 1 5.00% 12/1/30	650,000	686,738
Eaton Area Park & Recreation District 5.25% 12/1/34	190,000	199,568
5.50% 12/1/38	245,000	261,430
Garfield Pitkin & Eagle Counties School District No. RE-1 Roaring Fork 4.00% 12/15/31	700,000	781,655
Jefferson County School District No. R-1 5.25% 12/15/24	750,000	963,458
Pueblo County School District No. 70 5.00% 12/1/31	250,000	290,820
Rangely Hospital District 6.00% 11/1/26	750,000	878,655

		11,166,788

Pre-Refunded/Escrowed to Maturity Bonds – 5.74%
Adams & Arapahoe Counties Joint School District No. 28J (Aurora) 6.00% 12/1/28-18§	600,000	681,522
Boulder Larimer & Weld Counties St. Vrain Valley School District No. Re-1J 5.00% 12/15/33-18§	425,000	471,219
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) Series C-1 5.10% 10/1/41-18 (AGM)§	1,000,000	1,088,550

(continues)	7

Schedules of investments

Delaware Investments® Colorado Municipal Income Fund, Inc.

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded/Escrowed to Maturity Bonds (continued)
Colorado Health Facilities Authority Revenue (Total Long-Term Care) Series A 6.00% 11/15/30-20§	400,000	$484,320
Colorado State Board of Governors Series A 5.00% 3/1/39-19§	690,000	769,529
University of Colorado Series A 5.375% 6/1/38-19§	750,000	854,753

		4,349,893

Special Tax Revenue Bonds – 24.99%
Central Platte Valley Metropolitan District 5.00% 12/1/43	375,000	395,400
Commerce City 5.00% 8/1/44 (AGM)	1,000,000	1,140,920
Denver Convention Center Hotel Authority Revenue 5.00% 12/1/35 (SGI)	2,875,000	2,911,771
Fountain Urban Renewal Authority Tax Increment Revenue (Academy Highlands Project) Series A 5.50% 11/1/44	1,405,000	1,511,218
Guam Government Business Privilege Tax Revenue Series A 5.125% 1/1/42	435,000	479,118
Series A 5.25% 1/1/36	565,000	631,337
Regional Transportation District Revenue Series A 5.375% 6/1/31	460,000	527,395
(Denver Transit Partners) 6.00% 1/15/41	2,175,000	2,522,065
(FasTracks Project) Series A 4.50% 11/1/36 (AGM)	1,500,000	1,567,845
Series A 5.00% 11/1/38	4,085,000	4,664,253
Sterling Ranch Community Authority Board Series A 5.75% 12/1/45	525,000	530,166
Tallyns Reach Metropolitan District No. 3 (Limited Tax Convertible) 5.125% 11/1/38	295,000	315,644

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Thornton Development Authority East 144th Avenue & I-25 Project Series B 4.00% 12/1/37	350,000	$364,140
Series B 5.00% 12/1/35	265,000	304,085
Series B 5.00% 12/1/36	440,000	503,092
Virgin Islands Public Finance Authority (Matching Fund Senior Lien) 5.00% 10/1/29 (AGM)	500,000	568,400

		18,936,849

Transportation Revenue Bonds – 7.85%
Colorado High Performance Transportation Enterprise Revenue (Senior U.S. 36 & I-25 Managed Lanes) 5.75% 1/1/44 (AMT)	1,110,000	1,201,997
Denver City & County Airport System Revenue Series A 5.25% 11/15/36	750,000	855,127
Series B 5.00% 11/15/28	1,000,000	1,200,380
Series B 5.00% 11/15/37	2,000,000	2,338,080
E-470 Public Highway Authority Series C 5.25% 9/1/25	310,000	350,232

		5,945,816

Water & Sewer Revenue Bond – 2.77%
Aurora Water Revenue First Lien Series A 5.00% 8/1/36 (AMBAC)	2,000,000	2,098,500

		2,098,500

Total Municipal Bonds (cost $96,213,300)		105,330,545

Total Value of Securities – 139.01% (cost $96,213,300)		$105,330,545

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2016, the aggregate value of Rule 144A securities was $3,051,519, which represents 4.03% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in “Notes to financial statements.”

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

SGI – Insured by Syncora Guarantee Inc.

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

March 31, 2016

	Principal Amount°	Value (U.S. $)

Municipal Bonds – 141.35%

Corporate-Backed Revenue Bonds – 5.94%
Cloquet Pollution Control Revenue (Potlatch Project) 5.90% 10/1/26	5,500,000	$5,506,710
Laurentian Energy Authority I Cogeneration Revenue Series A 5.00% 12/1/21	3,325,000	3,325,233
St. Paul Port Authority Revenue (Gerdau St. Paul Steel Mill Project) Series 7 4.50% 10/1/37 (AMT)	1,715,000	1,458,573

		10,290,516

Education Revenue Bonds – 19.56%
Baytown Township Lease Revenue (St. Croix Preparatory Academy) 5.75% 8/1/42	300,000	306,939
Brooklyn Park Charter School Lease (Prairie Seeds Academy Project) Series A 5.00% 3/1/34	990,000	1,018,661
Series A 5.00% 3/1/39	170,000	172,436
Cologne Charter School Lease Revenue (Cologne Academy Project) Series A 5.00% 7/1/29	270,000	288,314
Series A 5.00% 7/1/45	445,000	459,520
Deephaven Charter School (Eagle Ridge Academy Project) Series A 5.25% 7/1/37	740,000	785,591
Series A 5.25% 7/1/40	500,000	529,635
Forest Lake Minnesota Charter School Revenue (Lake International Language Academy) 5.75% 8/1/44	705,000	783,974
Hugo Charter School Lease Revenue (Noble Academy Project) Series A 5.00% 7/1/34	255,000	264,137
Series A 5.00% 7/1/44	775,000	788,322
Minneapolis Student Housing Revenue (Riverton Community Housing Project) 5.25% 8/1/39	205,000	212,116

	Principal Amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Minneapolis Student Housing Revenue 5.50% 8/1/49	990,000	$1,029,838
Minnesota Higher Education Facilities Authority Revenue (Carleton College) Series 6-T 5.00% 1/1/28	1,000,000	1,065,230
Series D 5.00% 3/1/30	1,120,000	1,236,301
(College of St. Benedict) Series 7-M 5.00% 3/1/31	300,000	328,047
Series 7-M 5.125% 3/1/36	275,000	299,621
(St. Catherine University) Series 7-Q 5.00% 10/1/32	700,000	787,395
(St. Johns University) Series 8-I 5.00% 10/1/31	235,000	282,207
Series 8-I 5.00% 10/1/34	35,000	41,416
(St. Scholastic College) Series H 5.25% 12/1/35	1,000,000	1,075,730
(University of St. Thomas) Series 7-A 5.00% 10/1/39	1,000,000	1,110,410
Series 7-U 5.00% 4/1/22	750,000	901,177
Otsego Charter School (Kaleidoscope Charter School) Series A 5.00% 9/1/34	335,000	352,611
Series A 5.00% 9/1/44	700,000	723,282
Rice County Educational Facilities Revenue (Shattuck-St. Mary’s School) Series A 144A 5.00% 8/1/22 #	1,250,000	1,348,987
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue (Academia Cesar Chavez School Project) Series A 5.25% 7/1/50	880,000	848,786
(Nova Classical Academy) Series A 6.375% 9/1/31	750,000	857,663
(Twin Cities Academy Project) Series A 5.30% 7/1/45	630,000	645,309
University of Minnesota Series A 5.25% 12/1/28	500,000	593,500
Series A 5.25% 4/1/29	1,000,000	1,120,810

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
University of Minnesota Series C 5.00% 12/1/19	1,290,000	$1,456,900
Series D 5.00% 12/1/27	1,110,000	1,320,389
Series D 5.00% 12/1/28	1,880,000	2,232,763
Series D 5.00% 12/1/29	2,265,000	2,677,071
Series D 5.00% 12/1/31	1,000,000	1,172,510
Series D 5.00% 12/1/36	3,000,000	3,491,160
State Supported Stadium Debt Series A 5.00% 8/1/26	1,000,000	1,260,390

		33,869,148

Electric Revenue Bonds – 10.12%
Central Minnesota Municipal Power Agency Revenue (Brookings Southeast Twin Cities Transportation) 5.00% 1/1/32	1,130,000	1,275,216
(Brookings Twin Cities Transmission Project) 5.00% 1/1/42	1,000,000	1,107,090
Chaska Electric Revenue Series A 5.00% 10/1/28	445,000	545,944
Minnesota Municipal Power Agency Electric Revenue 5.00% 10/1/25	500,000	617,705
5.00% 10/1/26	500,000	611,685
5.00% 10/1/27	320,000	389,117
Northern Municipal Power Agency Series A 5.00% 1/1/26	100,000	118,574
Series A 5.00% 1/1/30	340,000	394,084
Rochester Electric Utility Revenue Series B 5.00% 12/1/30	1,300,000	1,549,405
Series B 5.00% 12/1/43	1,000,000	1,150,810
Western Minnesota Municipal Power Agency Supply Revenue Series A 5.00% 1/1/25	3,000,000	3,637,260
Series A 5.00% 1/1/26	1,000,000	1,205,330
Series A 5.00% 1/1/33	1,000,000	1,177,420
Series A 5.00% 1/1/40	750,000	864,203
Series A 5.00% 1/1/46	2,500,000	2,867,550

		17,511,393

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds – 33.52%
Anoka Health Care Facilities Revenue 5.375% 11/1/34	610,000	$647,741
(Homestead Anoka Project) Series A 7.00% 11/1/46	1,200,000	1,288,032
Center City Health Care Facilities Revenue (Hazelden Betty Ford Foundation Project) 5.00% 11/1/27	500,000	598,285
5.00% 11/1/29	300,000	355,953
(Hazelden Foundation Project) 4.75% 11/1/31	850,000	897,345
5.00% 11/1/41	1,600,000	1,705,952
Cloquet Housing Facilities Revenue (HADC Cloquet Project) Series A 5.00% 8/1/48	500,000	501,900
Deephaven Housing & Healthcare Revenue (St. Therese Senior Living Project) Series A 5.00% 4/1/38	280,000	287,988
Series A 5.00% 4/1/40	270,000	277,376
Duluth Economic Development Authority (St. Luke’s Hospital Authority Obligation Group) 5.75% 6/15/32	1,400,000	1,557,332
6.00% 6/15/39	1,000,000	1,116,440
Fergus Falls Health Care Facilities Revenue (Lake Region Healthcare) 5.00% 8/1/30	1,000,000	1,018,540
Hayward (American Baptist Homes Midwest) 5.75% 2/1/44	500,000	526,830
Hayward Health Care Facilities Revenue (St. John’s Lutheran Home of Albert Lea) 5.375% 10/1/44	680,000	697,129
Maple Grove Health Care Facilities Revenue (North Memorial Health Care) 5.00% 9/1/30	865,000	1,011,791

(continues)	11

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Maple Grove Health Care System Revenue (Maple Grove Hospital) 5.25% 5/1/37	1,100,000	$1,137,147
Minneapolis Health Care System Revenue (Fairview Health Services) Series A 5.00% 11/15/33	500,000	584,165
Series A 5.00% 11/15/34	500,000	580,530
(Unrefunded - Fairview Health Services) Series B 6.50% 11/15/38 (AGC)	1,940,000	2,185,662
Minneapolis Senior Housing & Healthcare Revenue (Ecumen Mill City Quarter) 5.00% 11/1/35	220,000	224,459
5.25% 11/1/45	850,000	871,420
5.375% 11/1/50	200,000	204,000
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Revenue (Children’s Health Care Facilities) Series A1 5.00% 8/15/34 (AGM)	500,000	561,595
Rochester Health Care & Housing Revenue
(Samaritan Bethany) Series A 7.375% 12/1/41	1,220,000	1,354,420
(The Homestead at Rochester Project) Series A 6.875% 12/1/48	1,220,000	1,386,554
Rochester Health Care Facilities Revenue (Mayo Clinic) 4.00% 11/15/41	4,860,000	5,110,387
Series C 4.50% 11/15/38 ●	1,725,000	2,007,296
Sartell Health Care Facilities Revenue (Country Manor Campus Project) 5.25% 9/1/30	1,000,000	1,064,560
Series A 5.30% 9/1/37	600,000	636,096

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Shakopee Health Care Facilities Revenue (St. Francis Regional Medical Center) 4.00% 9/1/31	205,000	$218,965
5.00% 9/1/34	165,000	189,182
St. Cloud Health Care Revenue (Centracare Health System Project) 5.50% 5/1/39 (AGC)	1,500,000	1,653,600
Series A 5.125% 5/1/30	5,175,000	5,852,666
Series B 5.00% 5/1/24	1,400,000	1,717,702
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Allina Health System) Series A-1 5.25% 11/15/29	1,395,000	1,572,500
(Health Partners Obligation Group Project) 5.00% 7/1/29	2,000,000	2,391,400
5.00% 7/1/32	1,100,000	1,295,470
St. Paul Housing & Redevelopment Authority Hospital Facility (Healtheast Care System Project) Series A 5.00% 11/15/29	395,000	467,297
Series A 5.00% 11/15/30	290,000	341,205
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue (Senior Carondelet Village Project) Series A 6.00% 8/1/42	770,000	794,109
(Senior Episcopal Homes Project) 5.125% 5/1/48	1,200,000	1,253,280
Series A 4.75% 11/1/31	740,000	759,270
Washington County Housing & Redevelopment Authority Revenue (Birchwood & Woodbury Projects) Series A 5.625% 6/1/37	1,500,000	1,555,800

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Wayzata Senior Housing Revenue (Folkestone Senior Living Community) Series A 5.50% 11/1/32	420,000	$454,978
Series A 5.75% 11/1/39	945,000	1,018,814
Series A 6.00% 5/1/47	1,475,000	1,598,694
Winona Health Care Facilities Revenue (Winona Health Obligation) 4.65% 7/1/26	465,000	501,061
4.75% 7/1/27	785,000	844,919
5.00% 7/1/23	1,010,000	1,045,916
5.00% 7/1/34	750,000	811,523
Woodbury Housing & Redevelopment Authority Revenue (St. Therese of Woodbury) 5.125% 12/1/44	1,250,000	1,298,888

		58,034,164

Housing Revenue Bonds – 3.26%
Minneapolis Multifamily Housing Revenue (Olson Townhomes Project) 6.00% 12/1/19 (AMT)	410,000	410,303
Minnesota Housing Finance Agency (Non Ace - State Appropriated Housing) 5.00% 8/1/33	1,390,000	1,631,624
Minnesota State Housing Finance Agency (Residential Housing) Series D 4.75% 7/1/32 (AMT) ●	695,000	697,196
Series L 5.10% 7/1/38 (AMT)	1,060,000	1,075,306
Minnesota State Housing Finance Agency Homeownership (Mortgage-Backed Securities Program) 4.40% 7/1/32 (GNMA) (FNMA)	1,160,000	1,253,658

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Housing Revenue Bonds (continued)
Northwest Multi-County Housing & Redevelopment Authority (Pooled Housing Program) 5.50% 7/1/45	560,000	$567,627

		5,635,714

Lease Revenue Bonds – 15.01%
Minnesota State General Fund Revenue Appropriations Series A 5.00% 6/1/32	780,000	921,219
Series A 5.00% 6/1/38	5,500,000	6,334,515
Series A 5.00% 6/1/43	1,750,000	2,003,243
Series B 4.00% 3/1/26	3,000,000	3,329,130
Series B 5.00% 3/1/21	1,500,000	1,767,975
Series B 5.00% 3/1/29	3,525,000	4,187,312
University of Minnesota Special Purpose Revenue (State Supported Biomed Science Research) 5.00% 8/1/35	1,040,000	1,176,365
5.00% 8/1/36	4,000,000	4,622,720
Virginia Housing & Redevelopment Authority Health Care Facility Lease Revenue 5.25% 10/1/25	680,000	681,523
5.375% 10/1/30	965,000	966,940

		25,990,942

Local General Obligation Bonds – 8.11%
Burnsville-Eagan-Savage Independent School District No 191 (Alternative Facilities) Series A 4.00% 2/1/28	1,185,000	1,360,309
Duluth, Minnesota (Improvement DECC) Series A 5.00% 2/1/34	545,000	664,175
Hopkins Independent School District No. 270 Series A 5.00% 2/1/28	1,000,000	1,163,500
Mahtomedi Independent School District No. 832 (School Building) Series A 5.00% 2/1/28	515,000	637,086

(continues)	13

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Rocori Independent School District No. 750 (School Building) Series B 5.00% 2/1/22	1,010,000	$1,119,646
Series B 5.00% 2/1/24	1,075,000	1,190,745
Series B 5.00% 2/1/25	1,115,000	1,233,725
Series B 5.00% 2/1/26	1,155,000	1,277,984
St. Paul Independent School District No. 625 (School Building) Series B 5.00% 2/1/22	1,300,000	1,571,232
Series B 5.00% 2/1/26	1,000,000	1,209,380
Willmar (Rice Memorial Hospital Project) Series A 4.00% 2/1/32	2,440,000	2,610,190

		14,037,972

Pre-Refunded/Escrowed to Maturity Bonds – 18.48%
Dakota-Washington Counties Housing & Redevelopment Authority Single Family Residential Mortgage Revenue (City of Bloomington) Series B 8.375% 9/1/21 (GNMA) (AMT)	7,055,000	9,485,236
Deephaven Charter School (Eagle Ridge Academy Project) Series A 5.50% 7/1/43-23 §	500,000	623,670
Minneapolis Health Care System Revenue (Fairview Health Services) Series A 6.375% 11/15/23-18 §	455,000	520,147
Series A 6.625% 11/15/28-18 §	1,150,000	1,322,086
Series B 6.50% 11/15/38-18 (AGC) §	355,000	406,976
Minneapolis Revenue (National Marrow Donor Program Project) Series NMDP 4.875% 8/1/25-18 §	1,000,000	1,092,940
Minnesota Higher Education Facilities Authority Revenue (University of St. Thomas) Series 6-X 5.00% 4/1/29-17 §	2,250,000	2,348,573

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Pre-Refunded/Escrowed to Maturity Bonds (continued)
Southern Minnesota Municipal Power Agency Revenue Series A 5.75% 1/1/18	1,450,000	$1,483,452
Southern Minnesota Municipal Power Agency Supply Revenue Series A 5.25% 1/1/30-19 §	1,030,000	1,151,272
St. Louis Park Health Care Facilities Revenue (Park Nicollet Health Services) 5.75% 7/1/39-19 §	3,565,000	4,114,402
Series C 5.50% 7/1/23-18 §	1,000,000	1,104,460
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue (Health Partners Obligation Group Project) 5.25% 5/15/36-16 §	2,000,000	2,058,580
University of Minnesota Series A 5.50% 7/1/21	4,000,000	4,715,960
Series A 5.75% 7/1/18	500,000	555,250
University of Minnesota Hospital & Clinics 6.75% 12/1/16	970,000	1,009,974

		31,992,978

Special Tax Revenue Bonds – 5.53%
Guam Government Business Privilege Tax Revenue Series A 5.25% 1/1/36	150,000	167,611
Hennepin County Sales Tax Revenue (Second Lien-Ballpark Project) Series B 4.75% 12/15/27	1,905,000	2,024,691
Minneapolis Community Planning & Economic Development Department (Limited Tax Supported Common Bond Fund) 6.25% 12/1/30	1,000,000	1,195,280
Series 1 5.50% 12/1/24 (AMT)	920,000	927,185
Minnesota Public Safety Radio 5.00% 6/1/23	2,845,000	3,220,028

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
St. Paul Port Authority (Brownfields Redevelopment Tax) Series 2 5.00% 3/1/37	895,000	$925,448
St. Paul Sales Tax Revenue Series G 5.00% 11/1/30	935,000	1,113,089

		9,573,332

State General Obligation Bonds – 15.30%
Minnesota State Series A 5.00% 8/1/24	4,500,000	5,721,300
Series A 5.00% 8/1/29	700,000	878,423
(State Trunk Highway) Series B 5.00% 10/1/22	5,500,000	6,626,235
Series B 5.00% 10/1/29	3,315,000	3,960,132
(State Various Purpose) Series D 5.00% 8/1/24	2,700,000	3,146,958
(Various Purposes) Series F 5.00% 10/1/22	5,000,000	6,160,050

		26,493,098

Transportation Revenue Bonds – 4.46%
Minneapolis – St. Paul Metropolitan Airports Commission Revenue 5.00% 1/1/21	2,600,000	3,054,792
5.00% 1/1/22	670,000	781,126
Subordinate Series B 5.00% 1/1/26	540,000	633,328
Series B 5.00% 1/1/26 (AMT)	500,000	588,710
Series B 5.00% 1/1/27	1,190,000	1,385,779
Series B 5.00% 1/1/30	500,000	573,465
Series B 5.00% 1/1/31	250,000	286,297
St. Paul Port Authority Revenue (Amherst H. Wilder Foundation) Series 3 5.00% 12/1/36	380,000	408,223

		7,711,720

Water & Sewer Revenue Bonds – 2.06%
Guam Government Waterworks Authority 5.00% 1/1/46	725,000	823,977

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds (continued)
Metropolitan Council Waste Water Revenue Series B 4.00% 9/1/27	1,145,000	$1,291,800
St. Paul Sewer Revenue Series D 5.00% 12/1/21	1,325,000	1,441,786

		3,557,563

Total Municipal Bonds (cost $229,270,463)		244,698,540

Total Value of Securities – 141.35% (cost $229,270,463)		$244,698,540

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2016, the aggregate value of Rule 144A securities was $1,348,987, which represents 0.78% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
●	Variable rate security. The rate shown is the rate as of March 31, 2016. Interest rates reset periodically.
§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in “Notes to financial statements.”

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

FNMA – Federal National Mortgage Association Collateral

GNMA – Government National Mortgage Association Collateral

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Investments® National Municipal Income Fund

March 31, 2016

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds – 140.67%

Corporate-Backed Revenue Bonds – 12.75%
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed -2 Series A-2 5.875% 6/1/47	500,000	$473,245
Series A-2 6.50% 6/1/47	430,000	430,047
Gaston County, North Carolina Industrial Facilities & Pollution Control Financing Authority (Exempt Facilities-National Gypsum Project) 5.75% 8/1/35 (AMT)	290,000	290,560
Golden State, California Tobacco Securitization Corporate Settlement Revenue (Asset-Backed Senior Notes) Series A-1 5.75% 6/1/47	830,000	829,925
Harris County, Texas Industrial Development Corporation Solid Waste Disposal Revenue (Deer Park Refining Project) 5.00% 2/1/23	150,000	165,493
Illinois Railsplitter Tobacco Settlement Authority 6.25% 6/1/24	500,000	504,820
Louisiana Local Government Environmental Facilities & Community Development Authority (Westlake Chemical) Series A 6.50% 8/1/29	645,000	749,071
Series A-1 6.50% 11/1/35	255,000	298,919
Louisiana Public Facilities Authority (LA Pellets Inc. Project) 144A 7.75% 7/1/39 (AMT)#@‡	240,000	139,723
Lower Alabama Gas District Series A 5.00% 9/1/46	820,000	1,018,834
M-S-R Energy Authority, California Gas Series C 7.00% 11/1/34	1,000,000	1,484,010

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Corporate-Backed Revenue Bonds (continued)
Ohio State Air Quality Development Authority Revenue (First Energy Generation) Series A 5.70% 8/1/20	260,000	$291,686
Shoals, Indiana (National Gypsum Project) 7.25% 11/1/43 (AMT)	310,000	348,871
Suffolk County, New York Tobacco Asset Securitization Series B 5.00% 6/1/32	750,000	833,400
Tobacco Settlement Financing Corporation, Louisiana Asset-Backed Note Series A 5.25% 5/15/35	460,000	518,429
Valparaiso, Indiana (Pratt Paper Project) 7.00% 1/1/44 (AMT)	240,000	296,203

		8,673,236

Education Revenue Bonds – 21.41%
Bowling Green, Ohio Student Housing Revenue CFP I (CFP I State University Project) 6.00% 6/1/45	260,000	281,247
East Hempfield Township, Pennsylvania Industrial Development Authority (Student Services Income - Student Housing Project) 5.00% 7/1/35	1,000,000	1,077,880
Health & Educational Facilities Authority of the State of Missouri (St. Louis College of Pharmacy Project) 5.25% 5/1/33	500,000	560,120
(Washington University) Series B 5.00% 11/15/30	600,000	704,586
Marietta, Georgia Development Authority Revenue (Life University Income Project) 7.00% 6/15/39	430,000	447,127
Maryland Health & Higher Educational Facilities Authority (Loyola University) Series A 5.00% 10/1/39	650,000	732,387

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Massachusetts State Health & Educational Facilities Authority Revenue (Harvard University) Series A 5.00% 12/15/29	600,000	$691,440
Monroe County, New York Industrial Development Revenue (Nazareth College Rochester Project) 5.50% 10/1/41	495,000	554,118
Montgomery County, Pennsylvania Higher Education & Health Authority Revenue (Arcadia University) 5.25% 4/1/30	550,000	591,806
New Hope Cultural Education Facilities, Texas (Chief-Collegiate Housing-Tarleton St.) 5.00% 4/1/34	1,000,000	1,081,110
New Jersey Economic Development Authority Revenue (MSU Student Housing Project) 5.875% 6/1/42	450,000	502,259
New York City, New York Trust For Cultural Resources (Whitney Museum of American Art) 5.00% 7/1/31	500,000	572,270
New York State Dormitory Authority (Columbia University) 5.00% 10/1/41	600,000	693,750
Oregon State Facilities Authority Revenue (Concordia University Project) Series A 144A 6.125% 9/1/30 #	135,000	144,551
Pennsylvania State Higher Educational Facilities Authority Revenue (Edinboro University Foundation) 5.80% 7/1/30	400,000	431,160
(University Properties - East Stroudsburg University) 5.25% 7/1/19	510,000	551,376

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Philadelphia Authority for Industrial Development (1st Philadelphia Preparatory College) 7.25% 6/15/43	370,000	$439,974
Phoenix, Arizona Industrial Development Authority Revenue (Rowan University Project) 5.00% 6/1/42	1,000,000	1,108,820
Pima County, Arizona Industrial Development Authority Education Revenue (Edkey Charter School Project) 6.00% 7/1/48	500,000	497,870
Private Colleges & Universities Authority Revenue, Georgia (Mercer University) Series A 5.00% 10/1/32	135,000	152,021
Swarthmore Borough Authority, Pennsylvania (Swarthmore College Project) 5.00% 9/15/32	490,000	595,507
Troy, New York Capital Resource Revenue (Rensselaer Polytechnic) Series A 5.125% 9/1/40	600,000	675,348
University of California Series AI 5.00% 5/15/32	1,000,000	1,193,080
Wyoming Community Development Authority Student Housing Revenue (CHF-Wyoming LLC) 6.50% 7/1/43	250,000	283,925

		14,563,732

Electric Revenue Bonds – 4.04%
Imperial Irrigation District Electric System Revenue, California Series C 5.00% 11/1/28	60,000	75,664
Series C 5.00% 11/1/38	1,000,000	1,201,820
JEA Electric System Revenue, Florida Series A 5.00% 10/1/33	1,000,000	1,182,000
Long Island Power Authority, New York Series A 5.00% 9/1/44	250,000	286,740

		2,746,224

(continues)	17

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds – 20.64%
Alabama Special Care Facilities Financing Authority-Birmingham Alabama (Methodist Home for the Aging) 6.00% 6/1/50	500,000	$515,690
Arizona Health Facilities Authority Revenue (Catholic Healthcare West) Series D 5.00% 7/1/28	500,000	548,285
Capital Trust Agency, Florida (Tuscan Gardens Senior Living Center) Series A 7.00% 4/1/49	375,000	389,696
Colorado Health Facilities Authority Revenue (Healthcare Facilities - American Baptist) 8.00% 8/1/43	330,000	397,046
Hawaii Pacific Health Special Purpose Revenue Series A 5.50% 7/1/40	300,000	335,100
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Healthpartners Obligation Group) 5.00% 7/1/29	1,000,000	1,195,700
Koyukuk, Alaska Revenue (Tanana Chiefs Conference Health Care Facility Project) 7.75% 10/1/41	300,000	342,051
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project) 6.50% 5/15/37	105,000	125,854
Lycoming County, Pennsylvania Authority Health System Revenue (Susquehanna Health System Project) Series A 5.50% 7/1/28	500,000	561,335
Maine Health & Higher Educational Facilities Authority Revenue (Maine General Medical Center) 6.75% 7/1/41	300,000	341,433

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Maricopa County, Arizona Industrial Development Authority Health Facilities Revenue (Catholic Healthcare West) Series A 6.00% 7/1/39	500,000	$563,455
Michigan Finance Authority Revenue (Beaumont Health Credit Group) 5.00% 11/1/44	1,000,000	1,138,230
Monroe County, Pennsylvania Hospital Authority Revenue (Pocono Medical Center) Series A 5.00% 1/1/41	500,000	543,205
Moon, Pennsylvania Industrial Development Authority (Baptist Homes Society Obligation) 6.125% 7/1/50	750,000	767,558
New Hampshire Health and Education Facilities Authority Revenue (Dartmouth - Hitchcock Medical Center) 6.00% 8/1/38	300,000	343,779
New Jersey Health Care Facilities Financing Authority Revenue (St. Peters University Hospital) 6.25% 7/1/35	300,000	325,887
New Mexico Hospital Equipment Loan Council Revenue (Presbyterian Healthcare) 5.00% 8/1/39	500,000	547,445
New York State Dormitory Authority Revenue Non State Supported Debt (Orange Regional Medical Center) 6.25% 12/1/37	500,000	548,330
Ohio State (Cleveland Clinic Health) Series A 5.50% 1/1/39	300,000	336,786
Orange County, Florida Health Facilities Authority Revenue (Mayflower Retirement Center) 5.00% 6/1/32	400,000	432,732
5.00% 6/1/36	250,000	269,225
5.125% 6/1/42	750,000	810,608

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Oregon State Facilities Authority Revenue (Peacehealth Project) Series A 5.00% 11/15/29	500,000	$591,155
Palm Beach County Health Facilities Authority, Florida (Sinai Residences Boca Raton Project) 7.25% 6/1/34	20,000	24,119
7.50% 6/1/49	105,000	128,815
West Virginia Hospital Finance Authority Revenue (Highland Hospital Obligation Group) 9.125% 10/1/41 @	500,000	544,350
Westminster, Maryland (Lutheran Village Millers Grant Inc.) 6.00% 7/1/34	500,000	554,445
Yavapai County, Arizona Industrial Development Authority Revenue (Yavapai Regional Medical Center) Series A 5.00% 8/1/28	720,000	811,058

		14,033,372

Housing Revenue Bond – 0.68%
California Municipal Finance Authority Mobile Home Park Revenue (Caritas Project) Series A 6.40% 8/15/45	420,000	465,011

		465,011

Lease Revenue Bonds – 9.19%
California State Public Works Board Lease Revenue (Various Capital Projects) Series A 5.00% 4/1/37	1,000,000	1,151,720
Idaho State Building Authority Revenue (Health & Welfare Project) Series A 5.00% 9/1/24	135,000	162,423
(State Police) Series I 5.00% 9/1/23	760,000	906,460
Minnesota State General Revenue Appropriations Series B 5.00% 3/1/29	2,000,000	2,375,780

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Lease Revenue Bonds (continued)
New Jersey Economic Development Authority Series WW 5.25% 6/15/30	1,000,000	$1,112,140
(School Facilities Construction) 5.00% 9/1/18	25,000	26,752
Public Finance Authority, Wisconsin Airport Facilities Revenue (AFCO Investors II Portfolio) 5.75% 10/1/31	500,000	511,545

		6,246,820

Local General Obligation Bonds – 2.44%
Chicago, Illinois Series A 5.50% 1/1/34	225,000	226,064
Series C 5.00% 1/1/38	965,000	919,433
New York, New York Series A-1 5.25% 8/15/21	250,000	276,528
Series I-1 5.375% 4/1/36	210,000	236,657

		1,658,682

Pre-Refunded/Escrowed to Maturity Bonds – 15.28%
Atlanta, Georgia Water & Wastewater Revenue Series A 6.25% 11/1/39-19§	950,000	1,127,878
Bay Area, California Toll Authority Toll Bridge Revenue (San Francisco Bay Area) Series F1 5.00% 4/1/34-18§	1,000,000	1,085,250
Brevard County, Florida Health Facilities Authority Revenue (Health First Project) 7.00% 4/1/39-19§	350,000	412,653
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project) 7.125% 7/1/29-19§	450,000	538,794
California State Economic Recovery Series A 5.25% 7/1/21-19§	260,000	297,627

(continues)	19

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Pre-Refunded/Escrowed to Maturity Bonds (continued)
California Statewide Communities Development Authority Revenue (Statewide Inland Regional Center Project) 5.375% 12/1/37-17§	500,000	$539,065
California Statewide Communities Development Authority School Facility Revenue (Aspire Public Schools) 6.125% 7/1/46-19§	625,000	711,750
California Statewide Communities Development Authority Student Housing Revenue (Irvine, LLC - UCI East Campus) 6.00% 5/15/23-18§	470,000	522,302
Gila County, Arizona Unified School District No. 10 (Payson School Improvement Project of 2006) Series A 5.25% 7/1/27-17 (AMBAC)§	500,000	528,615
Illinois Finance Authority Revenue (Silver Cross & Medical Centers) 7.00% 8/15/44-19§	950,000	1,139,857
Maryland State Economic Development Student Housing Revenue (University of Maryland College Park Projects) 5.75% 6/1/33-18§	370,000	409,131
New Jersey Economic Development Authority (School Facilities Construction) 5.00% 9/1/18	75,000	82,425
New York City, New York Industrial Development Agency Civic Facility Revenue (YMCA of Greater New York Project) 5.00% 8/1/36-16§	595,000	603,919
New York, New York Series I-1 5.375% 4/1/36-19§	40,000	45,293

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Pre-Refunded/Escrowed to Maturity Bonds (continued)
North Texas Tollway Authority (Toll 2nd Tier) Series F 5.75% 1/1/38-18§	1,100,000	$1,195,326
University Medical Center, Tucson, Arizona Hospital Revenue 6.50% 7/1/39-19§	500,000	587,800
University of Arizona Series A 5.00% 6/1/39-19§	500,000	563,825

		10,391,510

Special Tax Revenue Bonds – 21.70%
Anne Arundel County, Maryland Special Obligation Revenue (National Business Park - North Project) 6.10% 7/1/40	200,000	211,796
Brooklyn Arena Local Development, New York Pilot Revenue (Barclays Center Project) 6.25% 7/15/40	940,000	1,083,068
6.50% 7/15/30	300,000	349,671
Central Puget Sound, Washington Regional Transit Authority (Green Bond - Improvement) Series S-1 5.00% 11/1/35	750,000	904,627
Guam Government Business Privilege Tax Revenue Series A 5.00% 1/1/22	775,000	902,503
Series B-1 5.00% 1/1/42	540,000	589,172
Massachusetts Bay Transportation Authority Senior Series A 5.25% 7/1/29	200,000	267,052
Metropolitan Transit Authority of Harris County, Texas Series A 5.00% 11/1/24	500,000	600,110
Miami-Dade County, Florida Special Obligation (Capital Appreciation & Income) Series B 5.00% 10/1/35 (NATL-RE)	1,000,000	1,003,480
Mosaic District, Virginia Community Development Authority Revenue Series A 6.875% 3/1/36	520,000	599,659

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
New Jersey Economic Development Authority Revenue 5.00% 6/15/28	200,000	$215,134
5.00% 6/15/29	800,000	857,240
(School Facilities Construction) Series AA 5.50% 12/15/29	900,000	990,819
New York City, New York Transitional Finance Authority Future Tax Secured Revenue (Future Tax Secured - Subordinated Fiscal) Series E-1 5.00% 2/1/41	745,000	868,640
New York State Dormitory Authority Series A 5.00% 3/15/33	1,000,000	1,175,430
(State Personal Income Tax Revenue-Education) Series A 5.00% 3/15/38	570,000	632,426
Northampton County, Pennsylvania Industrial Development Authority Revenue (Route 33 Project) 7.00% 7/1/32	230,000	252,956
Oregon State Department of Transportation Series A 5.00% 11/15/26	1,000,000	1,251,090
Peoria, Arizona Municipal Development Authority Sales Tax & Excise Shared Revenue (Senior Lien & Subordinate Lien) 5.00% 1/1/18	1,085,000	1,162,057
Regional Transportation District, Colorado Tax Revenue (Denver Transit Partners) 6.00% 1/15/41	500,000	579,785
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue (Capital Appreciation) Sales Tax Subordinate Lien 6.07% 6/1/21 ^	30,000	22,638

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue (Sales Tax - Vacation Village Project A) Series A 5.75% 9/1/32	235,000	$239,117

		14,758,470

State General Obligation Bonds – 3.62%
California State 5.25% 11/1/40	320,000	374,349
(Various Purposes) 5.00% 10/1/41	440,000	511,663
5.00% 10/1/44	440,000	516,406
6.00% 4/1/38	105,000	120,512
New York State Series A 5.00% 2/15/39	300,000	333,327
Oregon State Series K 5.00% 5/1/22	500,000	608,205

		2,464,462

Transportation Revenue Bonds – 23.40%
Atlanta, Georgia Department of Aviation Series B 5.00% 1/1/29	1,000,000	1,189,060
Central Texas Regional Mobility Authority Revenue Senior Lien 6.00% 1/1/41	520,000	616,902
Chicago, Illinois O’Hare International Airport Revenue (General-Senior Lien) Series D 5.25% 1/1/34	1,000,000	1,174,540
Maryland State Economic Development Revenue (Transportation Facilities Project) Series A 5.75% 6/1/35	255,000	279,248
Metropolitan Transportation Authority, New York Series A 5.00% 11/15/41	500,000	580,175
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue (First Senior Lien) Series A 5.25% 10/1/44	245,000	272,776
New Jersey State Turnpike Authority Revenue Series A 5.00% 1/1/27	1,000,000	1,191,930

(continues)	21

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
New Orleans, Louisiana Aviation Board Series B 5.00% 1/1/45 (AMT)	1,000,000	$1,109,780
New York Liberty Development Revenue (1 World Trade Center Port Authority Construction) 5.00% 12/15/41	500,000	581,660
North Texas Tollway Authority Special Projects System Series A 5.00% 9/1/20	250,000	291,095
Pennsylvania Turnpike Commission Series A-1 5.00% 12/1/43	500,000	557,210
(Subordinate) Series A 5.00% 12/1/46	160,000	179,966
Pennsylvania Turnpike Commission Subordinate (Special Motor License Foundation) 5.00% 12/1/22	500,000	579,495
Series B 5.00% 12/1/41	500,000	558,085
Port Authority of Allegheny County, Pennsylvania 5.75% 3/1/29	900,000	1,076,004
Port Authority of New York & New Jersey Special Project (JFK International Air Terminal) 6.00% 12/1/42	230,000	271,138
6.50% 12/1/28	500,000	504,970
St. Louis, Missouri Airport Revenue (Lambert St. Louis International) 5.00% 7/1/32 (AMT)	1,000,000	1,086,420
Series A-1 6.625% 7/1/34	325,000	372,837
Texas Private Activity Bond Surface Transportation Corporate Senior Lien Revenue (LBJ Infrastructure) 7.00% 6/30/40	285,000	344,585
7.50% 6/30/33	665,000	823,702
(Mobility Partners) 7.50% 12/31/31	500,000	605,615

	Principal	Value
	Amount°	(U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
Texas Private Activity Bond Surface Transportation Corporate Senior Lien Revenue (NTE Mobility Partners) 6.75% 6/30/43 (AMT)	225,000	$278,363
6.875% 12/31/39	1,000,000	1,180,210
7.00% 12/31/38 (AMT)	165,000	207,714

		15,913,480

Water & Sewer Revenue Bonds – 5.52%
New York City Water & Sewer System, New York (2nd Generation Fiscal 2013) Series CC 5.00% 6/15/47	345,000	402,774
Philadelphia, Pennsylvania Water & Wastewater Revenue Series A 5.00% 7/1/45	500,000	570,620
Phoenix, Arizona Civic Improvement Wastewater Systems Revenue (Junior Lien) Series A 5.00% 7/1/39	900,000	997,434
San Francisco, California City & County Public Utilities Commission Water Revenue Series F 5.00% 11/1/27	500,000	587,735
Southern California Water Replenishment District 5.00% 8/1/41	1,000,000	1,192,240

		3,750,803

Total Municipal Bonds (cost $87,105,400)		95,665,802

	Principal Amount°	Value (U.S. $)

Short-Term Investment – 1.47%

Variable Rate Demand Note – 1.47%¤
Mississippi State Business Finance Commission Gulf Opportunity Zone Series C (Chevron USA Project) 0.32% 12/1/30	1,000,000	$1,000,000

Total Short-Term Investment (cost $1,000,000)		1,000,000

Total Value of Securities – 142.14% (cost $88,105,400)		$96,665,802

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2016, the aggregate value of Rule 144A securities was $284,274, which represents 0.42% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

@	Illiquid security. At March 31, 2016, the aggregate value of illiquid securities was $684,073, which represents 1.01% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”
¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of March 31, 2016.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
‡	Non-income-producing security. Security is currently in default.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in “Notes to financial statements.”

Summary of abbreviations:

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

NATL-RE – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

23

Statements of assets and liabilities

Delaware Investments® Closed-End Municipal Bond Funds

March 31, 2016

	Delaware Investments Colorado Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Assets:
Investments, at value[1]	$105,330,545	$244,698,540	$95,665,802
Short-term investments, at value[2]	—	—	1,000,000
Cash	22,839	84,407	128,699
Interest income receivable	1,471,889	3,309,179	1,330,724
Receivables for securities sold	—	15,165	—
Prepaid rating agency fee	21,750	16,500	8,417
Offering cost for preferred shareholders	135,812	174,086	149,413

Total assets	106,982,835	248,297,877	98,283,055

Liabilities:
Liquidation value of preferred stock	30,000,000	75,000,000	30,000,000
Payable for securities purchased	1,113,180	—	179,133
Legal fees payable to affiliates	2,200	3,229	2,116
Reports and statements to shareholders payable to affiliates	50	115	45
Audit and tax fees payable	40,500	40,500	40,500
Investment management fees payable	35,634	83,702	33,023
Other accrued expenses	18,932	48,800	19,303
Directors’/Trustees’ fees and expenses payable	724	1,659	648
Accounting and administration expenses payable to affiliates	424	995	393

Total liabilities	31,211,644	75,179,000	30,275,161

Total Net Assets Applicable to Common Shareholders	$75,771,191	$173,118,877	$68,007,894

Net Assets Applicable to Common Shareholders Consist of:
Paid-in capital ($0.001 par value)[3,4]	$66,918,121	$157,931,075	$60,617,476
Undistributed net investment income	879,977	1,130,256	216,267
Accumulated net realized loss on investments	(1,144,152)	(1,370,531)	(1,386,251)
Net unrealized appreciation of investments	9,117,245	15,428,077	8,560,402

Total Net Assets Applicable to Common Shareholders	$75,771,191	$173,118,877	$68,007,894

Net Asset Value per Common Share	$15.66	$15.05	$15.02

[1]Investments, at cost	96,213,300	229,270,463	87,105,400
[2]Short-term investments, at cost	—	—	1,000,000
[3]Common shares outstanding	4,837,100	11,504,975	4,528,443
[4]Common shares authorized	200 million	200 million	unlimited

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Delaware Investments® Closed-End Municipal Bond Funds

Year ended March 31, 2016

	Delaware Investments Colorado Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Investment Income:
Interest	$4,538,878	$9,740,782	$4,286,746

Expenses:
Management fees	416,947	982,829	386,863
Interest expense	382,131	955,330	382,131
Offering costs	67,935	142,020	110,844
Rating agency fees	67,677	59,593	65,395
Audit and tax fees	47,602	56,340	40,500
Dividend disbursing and transfer agent fees and expenses	40,324	78,775	43,590
Accounting and administration expenses	33,625	79,259	31,198
Legal fees	31,657	52,551	30,165
Reports and statements to shareholders	19,450	40,879	14,585
Stock exchange fees	4,762	10,948	4,289
Directors’/Trustees’ fees and expenses	3,607	8,288	3,263
Custodian fees	3,423	7,982	3,416
Registration fees	868	778	868
Other	10,450	24,172	19,135

Total operating expenses	1,130,458	2,499,744	1,136,242

Net Investment Income	3,408,420	7,241,038	3,150,504

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	351,677	350,327	398,496
Net change in unrealized appreciation (depreciation) of investments	243,591	495,650	96,636

Net Realized and Unrealized Gain	595,268	845,977	495,132

Net Increase in Net Assets Resulting from Operations	$4,003,688	$8,087,015	$3,645,636

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Investments® Closed-End Municipal Bond Funds

	Delaware Investments Colorado Municipal Income Fund, Inc.
	Year ended
	3/31/16	3/31/15
Increase in Net Assets from Operations:
Net investment income	$3,408,420	$3,415,659
Net realized gain	351,677	286,449
Net change in unrealized appreciation (depreciation)	243,591	5,080,978

Net increase in net assets resulting from operations	4,003,688	8,783,086

Dividends and Distributions to Common Shareholders from:
Net investment income	(3,458,527)	(3,337,599)

	(3,458,527)	(3,337,599)

Net Increase in Net Assets Applicable to Common Shareholders	545,161	5,445,487

Net Assets Applicable to Common Shareholders:
Beginning of year	75,226,030	69,780,543

End of year	$75,771,191	$75,226,030

Undistributed net investment income	$879,977	$929,143

	Delaware Investments Minnesota Municipal Income Fund II, Inc.
	Year ended
	3/31/16	3/31/15
Increase in Net Assets from Operations:
Net investment income	$7,241,038	$7,370,894
Net realized gain	350,327	51,853
Net change in unrealized appreciation (depreciation)	495,650	7,966,822

Net increase in net assets resulting from operations	8,087,015	15,389,569

Dividends and Distributions to Common Shareholders from:
Net investment income	(7,248,134)	(7,708,333)

	(7,248,134)	(7,708,333)

Net Increase in Net Assets Applicable to Common Shareholders	838,881	7,681,236

Net Assets Applicable to Common Shareholders:
Beginning of year	172,279,996	164,598,760

End of year	$173,118,877	$172,279,996

Undistributed net investment income	$1,130,256	$1,085,104

	Delaware Investments National Municipal Income Fund
	Year ended
	3/31/16	3/31/15
Increase in Net Assets from Operations:
Net investment income	$3,150,504	$3,219,861
Net realized gain	398,496	622,465
Net change in unrealized appreciation (depreciation)	96,636	4,922,383

Net increase in net assets resulting from operations	3,645,636	8,764,709

Dividends and Distributions to Common Shareholders from:
Net investment income	(3,441,617)	(3,486,901)

	(3,441,617)	(3,486,901)

Net Increase in Net Assets Applicable to Common Shareholders	204,019	5,277,808

Net Assets Applicable to Common Shareholders:
Beginning of year	67,803,875	62,526,067

End of year	$68,007,894	$67,803,875

Undistributed net investment income	$216,267	$512,431

See accompanying notes, which are an integral part of the financial statements.

Statements of cash flows

Delaware Investments® Closed-End Municipal Bond Funds

Year ended March 31, 2016

	Delaware Investments Colorado Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Net Cash Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	$4,003,688	$8,087,015	$3,645,636

Adjustments to reconcile net increase in net assets from operations to cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments	317,437	1,762,337	431,722
Amortization of offering costs for preferred shareholders	(43,444)	(8,826)	(9,210)
Purchase of investment securities	(10,544,154)	(28,201,162)	(15,999,619)
Proceeds from disposition of investment securities	9,212,961	27,044,839	16,305,880
(Purchase of) proceeds from short-term investment securities, net	400,000	—	(500,000)
Net realized gain on investments	(351,677)	(350,327)	(398,496)
Net change in net unrealized appreciation (depreciation) of investments	(243,591)	(495,650)	(96,636)
(Increase) decrease in receivable for securities sold	—	(15,165)	5,074
(Increase) decrease in interest receivable	(106,725)	254,869	18,720
Increase in other accrued expenses receivable	(2,818)	—	—
Increase (decrease) in payable for securities purchased	(651,587)	—	179,133
Decrease in investment management fees payable	(5)	(74)	(98)
Increase in Directors’/Trustees’ fees and expenses payable	532	1,218	475
Increase in audit and tax fees payable	3,186	2,918	3,186
Increase (decrease) in other affiliates payable	570	(415)	50
Decrease in other accrued expenses	(769)	(6,828)	(6,359)

Total adjustments	(2,010,084)	(12,266)	(66,178)

Net cash provided by operating activities	1,993,604	8,074,749	3,579,458

Cash Flows Used for Financing Activities:
Cash dividends and distributions paid to common shareholders	(3,458,527)	(7,248,134)	(3,441,617)

Net cash used for financing activities	(3,458,527)	(7,248,134)	(3,441,617)

Net increase (decrease) in cash	(1,464,923)	826,615	137,841
Cash at beginning of year	1,487,762	(742,208)	(9,142)

Cash at end of year	$22,839	$84,407	$128,699

Cash paid for interest on leverage	$382,131	$955,330	$382,131

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Investments® Colorado Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$15.550	$14.430	$15.370	$15.010	$13.370
Income (loss) from investment operations:
Net investment income[1]	0.705	0.706	0.700	0.733	0.638
Net realized and unrealized gain (loss)	0.120	1.104	(0.935)	0.416	1.582

Total from investment operations	0.825	1.810	(0.235)	1.149	2.220

Less dividends and distributions to common shareholders from:
Net investment income	(0.715)	(0.690)	(0.690)	(0.690)	(0.580)
Net realized gain	—	—	(0.015)	(0.099)	—

Total dividends and distributions	(0.715)	(0.690)	(0.705)	(0.789)	(0.580)

Net asset value, end of period	$15.660	$15.550	$14.430	$15.370	$15.010

Market value, end of period	$15.070	$14.350	$13.330	$14.840	$14.600

Total investment return based on:[2]
Market value	10.38%	13.01%	(5.25% )	6.92%	22.41%
Net asset value	5.85%	13.12%	(0.97% )	7.71%	17.19%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$75,771	$75,226	$69,781	$74,349	$72,613
Ratio of expenses to average net assets applicable to common shareholders[3]	1.52%	1.43%	1.49%	1.44%	0.95%
Ratio of net investment income to average net assets applicable to common shareholders[4]	4.59%	4.65%	4.90%	4.72%	4.46%
Portfolio turnover	13%	14%	26%	8%	64%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	$30,000	$30,000	$30,000	$30,000	$30,000
Net asset coverage per share of preferred shares, end of period[5]	$352,571	$350,753	$332,602	$347,829	$342,045
Liquidation value per share of preferred shares[5]	$100,000	$100,000	$100,000	$100,000	$100,000

[1]

Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.079, $0.077, $0.078, $0.079, and $0.031 per share for the years ended March 31, 2016, 2015, 2014, 2013, and 2012, respectively, and from realized capital gains of $0.002, $0.006, and $0.000 per share for the years ended March 31, 2014, 2013, and 2012, respectively.

[2]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]

The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2016, 2015, 2014, 2013, and 2012 were 1.01%, 0.92%, 0.94%, 0.89%, and 0.73%, respectively.

[4]	The ratio of net investment income excluding interest expense for the years ended March 31, 2016, 2015, 2014, 2013 and 2012 were 5.11%, 5.16%, 5.45%, 5.27%, and 4.68%, respectively.
[5]

In November 2011, the Fund issued a series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2016 Shares). The Series 2016 Shares were redeemed on Feb. 2, 2016 and replaced with Series 2021 Shares, which are the same amount and value as the Fund’s Series 2016 Shares.

See accompanying notes, which are an integral part of the financial statements.

(continues)	29

Financial highlights

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$14.970	$14.310	$15.270	$14.940	$13.700
Income (loss) from investment operations:
Net investment income[1]	0.629	0.641	0.648	0.715	0.640
Net realized and unrealized gain (loss)	0.081	0.689	(0.802)	0.345	1.180

Total from investment operations	0.710	1.330	(0.154)	1.060	1.820

Less dividends and distributions to common shareholders from:
Net investment income	(0.630)	(0.670)	(0.690)	(0.690)	(0.580)
Net realized gain	—	—	(0.116)	(0.040)	—

Total dividends and distributions	(0.630)	(0.670)	(0.806)	(0.730)	(0.580)

Net asset value, end of period	$15.050	$14.970	$14.310	$15.270	$14.940

Market value, end of period	$14.700	$13.850	$13.340	$15.630	$14.230

Total investment return based on:[2]
Market value	11.17%	8.97%	(9.26% )	15.18%	17.95%
Net asset value	5.30%	9.80%	(0.36% )	7.18%	13.90%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$173,119	$172,280	$164,599	$175,629	$171,835
Ratio of expenses to average net assets applicable to common shareholders[3]	1.46%	1.40%	1.51%	1.40%	0.93%
Ratio of net investment income to average net assets applicable to common shareholders[4]	4.24%	4.33%	4.54%	4.65%	4.44%
Portfolio turnover	16%	10%	17%	24%	44%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	$75,000	$75,000	$75,000	$75,000	$75,000
Net asset coverage per share of preferred shares, end of period[5]	$330,825	$329,707	$319,465	$334,172	$329,113
Liquidation value per share of preferred shares[5]	$100,000	$100,000	$100,000	$100,000	$100,000

[1]

Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.083, $0.081, $0.076, $0.084, and $0.033 per share for the years ended March 31, 2016, 2015, 2014, 2013, and 2012, respectively, and from realized capital gains of $0.014, $0.005, and $0.000 per share for the years ended March 31, 2014, 2013, and 2012, respectively.

[2]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]

The ratio of expenses to average net assets applicable to common shareholders excluding interest expense the years ended March 31, 2016, 2015, 2014, 2013, and 2012 were 0.90%, 0.85%, 0.88%, 0.82%, and 0.70%, respectively.

[4]

The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2016, 2015, 2014, 2013, and 2012 were 4.80%, 4.88%, 5.17%, 5.23%, and 4.67%, respectively.

[5]

In November 2011, the Fund issued a series of 750 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2016 Shares). The Series 2016 Shares were redeemed on Feb. 2, 2016 and replaced with Series 2021 Shares, which are the same amount and value as the Fund’s Series 2016 Shares.

See accompanying notes, which are an integral part of the financial statements.

Delaware Investments® National Municipal Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$14.970	$13.810	$14.990	$14.020	$12.620

Income (loss) from investment operations:
Net investment income[1]	0.696	0.711	0.710	0.722	0.531
Net realized and unrealized gain (loss)	0.114	1.219	(1.180)	0.858	1.409

Total from investment operations	0.810	1.930	(0.470)	1.580	1.940

Less dividends and distributions to common shareholders from:
Net investment income	(0.760)	(0.770)	(0.710)	(0.610)	(0.540)

Total dividends and distributions	(0.760)	(0.770)	(0.710)	(0.610)	(0.540)

Net asset value, end of period	$15.020	$14.970	$13.810	$14.990	$14.020

Market value, end of period	$13.800	$13.140	$12.350	$14.480	$13.240

Total investment return based on:[2]
Market value	11.32%	12.87%	(9.65% )	14.12%	13.19%
Net asset value	6.35%	14.99%	(2.41% )	11.56%	15.87%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$68,008	$67,804	$62,526	$67,876	$63,487
Ratio of expenses to average net assets applicable to common shareholders[3]	1.70%	1.60%	1.58%	1.56%	1.02%
Ratio of net investment income to average net assets applicable to common shareholders[4]	4.72%	4.86%	5.17%	4.86%	3.96%
Portfolio turnover	25%	38%	40%	42%	101%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	$30,000	$30,000	$30,000	$30,000	$30,000
Net asset coverage per share of preferred shares, end of period[5]	$326,693	$326,013	$308,420	$326,254	$311,625
Liquidation value per share of preferred shares[5]	$100,000	$100,000	$100,000	$100,000	$100,000

[1]

Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.084, $0.083, $0.085, $0.090, and $0.004 per share for the years ended March 31, 2016, 2015, 2014, 2013, and 2012, respectively.

[2]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]

The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2016, 2015, 2014, 2013, and 2012 were 1.13%, 1.03%, 0.96%, 0.96%, and 0.99%, respectively.

[4]

The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2016, 2015, 2014, 2013, and 2012 were 5.29%, 5.44%, 5.79%, 5.46%, and 3.99%, respectively.

[5]

In March 2012, the Fund issued a series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2017 Shares). The Series 2017 Shares were redeemed on Feb. 2, 2016 and replaced with Series 2021 Shares, which are the same amount and value as the Fund’s Series 2017 Shares.

See accompanying notes, which are an integral part of the financial statements.

(continues)	31

Notes to financial statements

Delaware Investments® Closed-End Municipal Bond Funds

March 31, 2016

Delaware Investments Colorado Municipal Income Fund, Inc. (Colorado Municipal Fund) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (Minnesota Municipal Fund II) are organized as Minnesota corporations and Delaware Investments National Municipal Income Fund (National Municipal Fund) is organized as a Massachusetts business trust (each referred to as a Fund and collectively as the Funds). Colorado Municipal Fund, Minnesota Municipal Fund II, and National Municipal Fund are considered diversified closed-end management investment companies under the Investment Company Act of 1940, as amended. The Funds’ shares trade on the New York Stock Exchange MKT, the successor to the American Stock Exchange.

The investment objective of each of the Colorado Municipal Fund and Minnesota Municipal Fund II is to provide current income exempt from federal income tax and from state personal income tax, if any, consistent with the preservation of capital. The investment objective of the National Municipal Fund is to provide current income exempt from federal income tax, consistent with the preservation of capital. Each of Colorado Municipal Fund and Minnesota Municipal Fund II seeks to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state at the time of investment. The National Municipal Fund seeks to achieve its investment objective by investing at least 80% of its net assets in securities the income from which is exempt from federal income tax.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Directors/Trustees (each a Board, or collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken for all open federal income tax years (March 31, 2013–March 31, 2016), and has concluded that no provision for federal income tax is required in any Fund’s financial statements.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Use of Estimates — Each Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to each Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended March 31, 2016.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated based on each Fund’s adjusted average daily net assets.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended March 31, 2016, each Fund was charged for these services as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$4,951	$11,670	$4,594

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended March 31, 2016, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$19,627	$36,359	$18,326

Directors’/Trustees’ fees include expenses accrued by each Fund for each Director’s/Trustee’s retainer and meeting fees. Certain officers of DMC and DSC are officers and/or Directors/Trustees of the Trust. These officers and Directors/Trustees are paid no compensation by the Funds.

Cross trades for the year ended March 31, 2016, were executed by the Funds pursuant to procedures adopted by the Boards designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Boards review such transactions for compliance with the procedures adopted by the Boards. Pursuant to these procedures, for the year ended March 31, 2016, the Funds engaged in securities purchases and securities sales, which resulted in net realized losses as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Purchases	$2,185,036	$4,391,260	$3,650,035
Sales	2,585,010	3,950,059	7,621,390
Net realized gain	—	—	178,994

(continues)	33

Notes to financial statements

Delaware Investments® Closed-End Municipal Bond Funds

3. Investments

For the year ended March 31, 2016, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund

Purchases	$10,544,154	$28,201,162	$15,999,619
Sales	9,212,961	27,044,839	16,305,880

At March 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Cost of investments	$96,203,884	$229,224,489	$88,108,640

Aggregate unrealized appreciation of investments	$9,126,661	$15,698,502	$8,715,481
Aggregate unrealized depreciation of investments	—	(224,451)	(158,319)

Net unrealized appreciation of investments	$9,126,661	$15,474,051	$8,557,162

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2016:

Securities	Level 2
Municipal Bonds	$105,330,545

Securities	Level 2
Municipal Bonds	$244,698,540

Securities	Level 2
Municipal Bonds	$95,665,802
Short-Term Investments	1,000,000

Total Value of Securities	$96,665,802

During the year ended March 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds. The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2016 and 2015 was as follows:

Year ended March 31, 2016

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Ordinary income	$3,636	$162,911	$2,853
Tax-exempt income	3,837,022	8,040,553	3,820,895

Total*	$3,840,658	$8,203,464	$3,823,748

Year ended March 31, 2015

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Ordinary income	$—	$8,847	$7,035
Tax-exempt income	3,711,728	8,634,809	3,853,995

Total*	$3,711,728	$8,643,656	$3,861,030

*Distributions to preferred shareholders in this table are part of interest expense and therefore not showed as distributions on the statement of changes in net assets.

(continues)	35

Notes to financial statements

Delaware Investments® Closed-End Municipal Bond Funds

5. Components of Net Assets on a Tax Basis

As of March 31, 2016, the components of net assets on a tax basis were as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Shares of beneficial interest	$66,918,121	$157,931,075	$60,617,476
Undistributed tax-exempt income	879,977	1,130,256	216,267
Capital loss carryforwards	(1,153,568)	(1,416,505)	(1,383,011)
Unrealized appreciation on investments	9,126,661	15,474,051	8,557,162

Net assets	$75,771,191	$173,118,877	$68,007,894

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount on debt instruments and tax deferral of wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2016, the Funds recorded the following reclassifications.

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Undistributed net investment income	$941	$52,248	$(5,051)
Accumulated net realized loss	(941)	(52,248)	5,051

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2015, the Funds utilized capital loss carryforwards as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$352,206	$384,943	$403,058

Capital loss carryforwards remaining at March 31, 2016, if not utilized in future years, will expire as follows:

Year of Expiration	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
2018	$—	$—	$407,888

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses that will be carried forward under the Act are as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Loss carryforward character:
Short-term	$163,249	$798,305	$975,123
Long-term	990,319	618,200	—

6. Capital Stock

Pursuant to their articles of incorporation, Colorado Municipal Fund and Minnesota Municipal Fund II each have 200 million shares of $0.01 par value common shares authorized. National Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. Shares issuable under each Fund’s dividend reinvestment plan are purchased by each Fund’s transfer agent, Computershare, Inc., in the open market.

On Jan. 22, 2016, Colorado Municipal Fund, Minnesota Municipal Fund II, and National Municipal Fund successfully issued $30,000,000, $75,000,000 and $30,000,000, respectively, of Variable Rate MuniFund Term Preferred (“VMTP”) Shares with a $100,000 liquidation value per share in a privately negotiated offering. The net proceeds from each offering were used to redeem the Series 2016 (in the case of Colorado Municipal Fund and Minnesota Municipal Fund II) and Series 2017 (in the case of National Municipal Fund) VMTP Shares previously outstanding. The VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Each Fund’s Series 2016 and Series 2017 VMTP Shares were the same amount and value as the respective Fund’s Series 2021 VMTP Shares.

Each of the Funds is obligated to redeem their VMTP Shares on Feb. 1, 2021, unless earlier redeemed or repurchased by a Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. VMTP Shares are redeemable at par. A Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. Dividends on the VMTP Shares are set weekly, subject to adjustments in certain circumstances.

The weighted average dividend rates for the year ended March 31, 2016 were as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
1.3%	1.3%	1.3%

The Funds use leverage because their managers believe that, over time, leveraging may provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage; accordingly, the use of structural leverage may hurt a Fund’s overall performance.

Leverage may also cause the Funds to incur certain costs. In the event that a Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch Ratings and Moody’s Investors Service (Moody’s), funding dividend payments, or funding redemptions), that Fund will pay additional fees with respect to the leverage.

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value of the VMTP Shares is recorded as a liability in the statements of assets and liabilities. Dividends accrued and paid on the VMTP Shares are included as a component of interest expense in the statements of operations. The VMTP Shares are treated as equity for legal and tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

Offering costs for VMTP Shares are recorded as a deferred charge and amortized over the 5-year life of the VMTP Shares. These are presented as “Offering cost for preferred shareholders” on the “Statements of assets and liabilities” and “Offering costs” on the “Statements of operations.”

7. Geographic, Credit, and Market Risk

The Funds concentrate their investments in securities issued by municipalities. Because each of the Colorado Municipal Fund and the Minnesota Municipal Fund II invest substantially all of its net assets in municipal obligations of its respective state at the time of investment, events in that

(continues)	37

Notes to financial statements

Delaware Investments® Closed-End Municipal Bond Funds

7. Geographic, Credit, and Market Risk (continued)

state may have a significant impact on the performance and investments of the Colorado Municipal Fund and the Minnesota Municipal Fund II. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, changes in the credit ratings assigned to the state’s municipal issuers, the effects of natural or human-made disasters, or other economic, legislative, or political or social issues. Any downgrade to the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by the states or U.S. territories. The National Municipal Fund will be subject to these risks as well but to a lesser extent because it invests at least 80% of its net assets in securities, the income from which is exempt from federal income tax and is not limited to investing substantially all of its assets in municipal obligations of a single state. From time to time and consistent with its investment policies, the National Municipal Fund may invest a considerable portion of its assets in certain municipalities. As of March 31, 2016, the National Municipal Fund has invested 18.91%, 17.81%, 14.52%, 10.87%, and 10.84% (each as a percentage of net assets) in securities issued by the State of California, the State of New York, the Commonwealth of Pennsylvania, the State of Texas, and the State of Arizona, respectively. These investments could make the National Municipal Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

Each Fund may invest a percentage of assets in obligations of governments of U.S. territories, commonwealths, and possessions such as Puerto Rico, the U.S. Virgin Islands, or Guam. To the extent a Fund invests in such obligations, that Fund may be adversely affected by local political and economic conditions and developments within these U.S. territories, commonwealths, and possessions.

From time to time, a fund may invest in industrial development bonds (IDBs) or pollution control revenue (PCR) bonds that are issued by a conduit authority on behalf of a corporation that is either foreign owned or has international affiliates or operations. While the bonds may be issued to finance a facility located in the United States, the bonds may be secured by a payment obligation or guaranty of the corporation. To the extent the Fund invests in such securities, that Fund may be exposed to risks associated with international investments. The risk of international investments not ordinarily associated with U.S. investments includes fluctuation in currency values, differences in accounting principles, and/or economic or political instability in other nations.

Many municipalities insure repayment for their obligations. Although bond insurance may reduce the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At March 31, 2016, the percentages of each Fund’s net assets insured by insurers are listed below and these securities have been identified on the “Schedules of investments.”

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
17.60%	2.54%	1.48%

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s (S&P) and/or Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds may invest in advanced refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high-grade interest-bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

To the extent that the Funds invest in securities with longer duration, they may be more sensitive to fluctuation of interest rates.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. As of March 31, 2016, no securities have been determined to be illiquid under the Funds’ Liquidity Procedures. Rule 144A securities held by each Fund have been identified on the “Schedules of investments.”

When monitoring compliance with the Funds’ illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of each Fund will be considered.

8. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

9. Recent Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share.” The amendments in this update are effective for the Funds for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (NAV) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

10. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2016 that would require recognition or disclosure in the Funds’ financial statements.

(continues)	39

Report of independent

registered public accounting firm

To the Board of Directors/Trustees and Shareholders of

Delaware Investments® Colorado Municipal Income Fund, Inc.,

Delaware Investments Minnesota Municipal Income Fund II, Inc., and

Delaware Investments National Municipal Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Investments National Municipal Income Fund (hereafter referred to as the “Funds”) at March 31, 2016, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 26, 2016

Other Fund information

(Unaudited)

Delaware Investments® Closed-End Municipal Bond Funds

Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended March 31, 2016, each Fund reports distributions paid during the year as follows:

	(A) Ordinary Income Distributions (Tax Basis)	(B) Tax-Exempt Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
Colorado Municipal Fund	0.09%	99.91%	100.00%
Minnesota Municipal Fund II	1.99%	98.01%	100.00%
National Municipal Fund	0.07%	99.93%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

(continues)	41

Other Fund information

(Unaudited)

Delaware Investments® Closed-End Municipal Bond Funds

Fund management

Joseph R. Baxter

Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager

Joseph R. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in 1999 as head municipal bond trader, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Baxter received a bachelor’s degree in finance and marketing from La Salle University.

Stephen J. Czepiel

Senior Vice President, Senior Portfolio Manager

Stephen J. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts. He joined Delaware Investments in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Denise A. Franchetti, CFA

Vice President, Portfolio Manager, Senior Research Analyst

Denise A. Franchetti is a senior research analyst for the municipal bond department. Currently, she is responsible for following the airport, education, hotel, cogeneration, and cargo sectors for the group. In 2003, she was also named as portfolio manager on the tax-exempt closed-end funds in addition to her research duties. Prior to joining Delaware Investments in 1997 as a municipal bond analyst, she was a fixed income trader at Provident Mutual Life Insurance and an investment analyst at General Accident Insurance. Franchetti received her bachelor’s degree and an MBA from La Salle University. She is a member of the Financial Analysts of Philadelphia.

Gregory A. Gizzi

Senior Vice President, Senior Portfolio Manager

Gregory A. Gizzi is a member of the firm’s municipal fixed income portfolio management team. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm’s tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS before joining Lehman Brothers in a sales capacity. Gizzi has more than 20 years of trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and worked his way up to institutional block trading desk manager. He later worked in the same capacity at Dillon Read. Gizzi earned his bachelor’s degree in economics from Harvard University.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee
Shawn K. Lytle[1,3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	64	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	Private Investor (March 2004–Present)	64	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	64	None
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	64	Director and Audit Committee Member – Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	64	Director, Audit Committee, and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co.

(continues)	43

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Independent Trustees (continued)
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	64	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	64	Trust Manager and Audit Committee Member — Camden Property Trust
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	64	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	64	Director, Audit and Compliance Committee Chair, Investment Committee Member, and Governance Committee Member — Okabena Company Chair — 3M Investment Management Company (2005–2012)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served as Senior Vice President of the Fund(s) and the investment advisor since 2013, General Counsel of the Fund(s) and the investment advisor since 2015, Secretary of the Fund(s) and the investment advisor since 2005.	64	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served as Vice President and Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial Administration of the investment advisor since 2010.	64	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served as Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.	64	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s investment advisor.
[3]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant.

(continues)	45

About the organization

This annual report is for the information of Delaware Investments® Closed-End Municipal Bond Funds shareholders.

Board of directors/trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Investments Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments Family of Funds Private Investor

Rosemont, PA

Ann D. Borowiec

Former Chief Executive Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment Officer

Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa

Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Corporation

St. Paul, MN

Affiliated officers

David F. Connor

Senior Vice President, General

Counsel, and Secretary

Delaware Investments Family of Funds

Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer

Delaware Investments Family of Funds

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Investments Family of Funds

Philadelphia, PA

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust

Philadelphia, PA

Principal office of the Funds

2005 Market Street

Philadelphia, PA 19103-7057

Independent registered public accounting firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103

Registrar and stock transfer agent

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

866 437-0252

For securities dealers and financial institutions representatives

800 362-7500

Website

delawareinvestments.com/closed-end

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Number of recordholders as of

March 31, 2016

Colorado Municipal Income Fund	70
Minnesota Municipal Income Fund II	356
National Municipal Income Fund	73

Your reinvestment options

Each of the Funds offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor. If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the number above for more information.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q are available without charge on the Funds’ website at delawareinvestments.com/closed-end. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawareinvestments.com/closed-end; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth1
Frances A. Sevilla-Sacasa

Item 4. Principal Accountant Fees and Services

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the series portfolio of Delaware Investments Minnesota Municipal Income Fund II, Inc. (“Fund”), has advised the Audit Committee of the Board of Trustees of the Fund (“Audit Committee”) that, as of the date of the filing of this Annual Report on Form N-CSR, it is in discussions with the staff of the Securities and Exchange Commission (“SEC Staff”), or the SEC, regarding the interpretation and application of Rule 2-01(c)(1)(ii)(A) of Regulation S-X, or the Loan Rule.

The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Under the SEC Staff’s interpretation of the Loan Rule, based on information provided to us by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds within the Delaware Investments Family of Funds investment company complex implicate the Loan Rule, calling into question PwC’s independence with respect to the Fund. PwC believes that, in light of the facts of these lending relationships, its ability to exercise objective judgment with respect to the audit of the Fund has not been impaired.

The Audit Committee has considered the lending relationships described by PwC and has concluded that (1) the lending relationships did not affect PwC’s application of objective judgment in conducting its audits and issuing reports on the Fund’s financial statements; and (2) a reasonable investor with knowledge of the lending relationships described by PwC would reach the same conclusion. In making this determination, the Audit Committee considered, among other things, PwC’s description of the relevant lending relationships and PwC’s representation that its objectivity was not impaired in conducting its audit of the Fund’s financial statements. In connection with this determination, PwC advised the Audit Committee that it believes PwC is independent and it continues to have discussions with the SEC Staff.

If the SEC were ultimately to determine that PwC was not independent with respect to the Fund for certain time periods, the Fund’s filings with the SEC that contain the Fund’s financial statements for such periods would be non-compliant with the applicable securities laws. If the SEC determines that PwC was not independent, among other things, the Fund could be required to have independent audits conducted on the Fund’s previously audited financial statements by another registered public accounting firm for the affected periods. The time involved to conduct such independent audits may impair the Fund’s ability to issue shares. Any of the foregoing possible outcomes potentially could have a material adverse effect on the Fund.

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $35,920 for the fiscal year ended March 31, 2016.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $33,100 for the fiscal year ended March 31, 2015.

____________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended March 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: Year end audit procedures. Group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended March 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, reporting up and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,580 for the fiscal year ended March 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distributions.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,214 for the fiscal year ended March 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $10,036,000 and $7,530,526 for the registrant’s fiscal years ended March 31, 2016 and March 31, 2015, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Ann D. Borowiec, Joseph W. Chow, Lucinda S. Landreth, and Frances A. Sevilla-Sacasa.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has formally delegated to its investment adviser (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), which is a subsidiary of MSCI Inc., to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all of the registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of March 31, 2015, unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2014.

			No. of Accounts with	Total Assets in Accounts
	No. of	Total Assets	Performance-	with Performance-
	Accounts	Managed	Based Fees	Based Fees
Joseph R. Baxter
Registered Investment	17	$5.4 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	43	$3.0 billion	0	$0
Stephen J. Czepiel
Registered Investment	17	$5.4 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	40	$3.0 billion	0	$0
Denise A. Franchetti
Registered Investment	3	$451.8 million	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	2	Under $1 million	0	$0
Gregory A. Gizzi
Registered Investment	17	$5.4 billion	0	$0
Companies
Other Pooled	0	$0 million	0	$0
Investment Vehicles
Other Accounts	47	$3.1 billion	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or Fund. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
Each portfolio’s manager’s compensation consists of the following:

Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors (50%) and objective factors (50%). The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Lipper or Morningstar peer group percentile ranking on a one, three-, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance, and Callan Associates databases (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the top 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Delaware Investments Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Family of Funds-managed funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
As of April 30, 2015, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s second fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE INVESTMENTS® MINNESOTA MUNICIPAL INCOME FUND II, INC.

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	President and Chief Executive Officer
Date:	June 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	President and Chief Executive Officer
Date:	June 6, 2016

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 6, 2016